UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – May 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2012
Vanguard Convertible Securities Fund

> For the fiscal half-year ended May 31, 2012, Vanguard Convertible Securities Fund returned 4.42%, ahead of its benchmark index and its peer group.

> The fund’s results were in between those of the broad U.S. stock and bond markets, consistent with convertible securities’ hybrid investment characteristics.

> The advisor’s heavier exposure to U.S. convertible securities boosted the fund’s results relative to its benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Agreement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended May 31, 2012
Total
Returns
Vanguard Convertible Securities Fund	4.42%
Convertibles Composite Index	3.78
Convertible Securities Funds Average	2.38

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
November 30, 2011, Through May 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$12.12	$12.20	$0.269	$0.177

Chairman’s Letter

Dear Shareholder,

Convertible securities, which combine some of the characteristics of common stocks and bonds, are expected to produce returns that fall between these two asset classes. After several years of atypical results, Vanguard Convertible Securities Fund returned to form during the recent reporting period: Its return trailed the broad U.S. stock market but was ahead of the broad U.S. bond market.

The fund returned 4.42% for the six months ended May 31, 2012, compared with 6.06% for the Dow Jones U.S. Total Stock Market Index and 3.46% for the Barclays U.S. Aggregate Bond Index. The fund’s return edged the 3.78% result of its benchmark and surpassed the 2.38% average return of its peers.

Please note that Vanguard recently announced that it had eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed.

U.S. stocks significantly outpaced their international counterparts
The six months ended May 31 were marked by volatility in a pattern that has become all too familiar. At the start of the period, global stock markets rose as the U.S. economy seemed to be strengthening and Europe experienced a temporary lull in its debt crisis.

Stocks later reversed course, however, amid news of dwindling economic growth at home and trouble abroad as Europe’s debt drama once again intensified, causing renewed concern among investors. Despite erasing some earlier gains, U.S. stocks returned more than 6% for the six months.

International stocks didn’t fare as well, returning about –4% for the half-year. European companies were the worst performers. Concerns focused on Greece and Spain, but healthier markets throughout Europe felt the effects of resurgent investor worries about indebtedness. Emerging markets and the developed markets of the Pacific region were also hurt by signs of slowing growth.

Investors’ flight to safety helped boost bond returns
The broad U.S. taxable bond market posted a solid return of about 3.5% for the half-year. The yields of U.S. Treasury bonds, which flirted with higher levels early in the period, reached record lows by the end of the six months as investors fled to the perceived safety of government debt. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.) Municipal bonds continued to be a bright spot in the fixed income world, producing an impressive return of almost 6%.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates

Market Barometer

			Total Returns
		Periods Ended May 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.23%	-1.23%	-0.75%
Russell 2000 Index (Small-caps)	4.06	-8.88	-0.73
Dow Jones U.S. Total Stock Market Index	6.06	-1.88	-0.45
MSCI All Country World Index ex USA (International)	-4.04	-20.49	-5.55

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.46%	7.12%	6.72%
Barclays Municipal Bond Index (Broad tax-exempt
market)	5.75	10.40	5.87
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.04	0.95

CPI
Consumer Price Index	1.58%	1.70%	2.02%

between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

For convertible securities, a return to the familiar
Vanguard Convertible Securities Fund, which had been riding down an unpredictable road at times during the past few years, moved back onto the main highway over the recent six months. As I noted before, when convertibles are performing as expected, their returns generally fall between those of stocks and bonds. That hasn’t often been the case in recent years.

In fiscal years 2009 and 2010, the fund uncharacteristically outperformed the broad stock and bond markets. The prices of convertibles rose as investors sought alternatives to volatile stocks and low-yielding bonds. In fiscal year 2011, however, returns for convertibles fell below the results of both stocks and bonds. Investors favored the highest-quality securities, including U.S. Treasuries, and avoided riskier convertibles.

Because they can be converted into common stocks, these investments have the potential for growth. At the same time, their fixed income aspect can provide some income and soften stock market turbulence. For the recent fiscal half-year, we saw both the stock and bond characteristics at work.

For the first four months of the period, the fund’s convertible securities rose in tandem with their underlying stocks as equity markets climbed. Although some

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.59%	1.35%

The fund expense ratio shown is from the prospectus dated March 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2012, the fund’s annualized expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Convertible Securities Funds.

of the gains dissipated during the spring as global stock markets declined, the early returns more than offset the later negative ones.

The fund benefited from having less exposure to international securities than the benchmark had. International holdings, which made up about 16% of the fund’s assets on average, didn’t keep pace with their U.S. counterparts as Europe’s sovereign-debt crisis escalated again over the period’s final months.

Oaktree Capital Management, L.P., the fund’s advisor, made several wise decisions that enhanced performance. Credit research is an area of expertise for Oaktree. Its investments in unrated bonds and those rated below investment grade (BB+ or lower) by Standard & Poor’s during the period outperformed the investment-grade bonds that composed a larger percentage of the index. The advisor’s selections in the consumer discretionary, information technology, and health care sectors were also productive.

For more information on the fund’s positioning and performance during the half-year, please see the Advisor’s Report that follows this letter.

In quest for income, don’t forget balance and diversification
One reason investors choose the Convertible Securities Fund is the opportunity it offers to provide income. This has become an ever more pressing concern for investors during the period of historically low interest rates the United States has experienced since the 2008–2009 financial crisis.

At times like these, some investors may feel tempted to tilt their holdings toward higher-yielding securities as a way to make up the income gap. The drawback to such an approach, however, is that a portfolio focused exclusively on income can lack balance and diversification. At Vanguard, we believe the benefits of these two principles help compensate for the reality that different types of investments fall in and out of favor over time.

This issue can loom especially large for retired investors. They may find that a total-return spending approach, in which they make modest withdrawals from principal when necessary, can be preferable to a strategy in which they tap only income. You can read more about this in a Vanguard research paper––Income in Retirement: Common Investment Strategies, available at vanguard.com/research.

Again, we believe it’s best to create a portfolio that includes a mix of stock, bond, and money market funds tailored to your unique goals, time horizon, and risk tolerance. The Convertible Securities Fund, with its experienced portfolio managers and relatively low costs, can play a helpful role in such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 14, 2012

Advisor’s Report

We are pleased to report that Vanguard Convertible Securities Fund produced attractive absolute and relative returns for the six months ended May 31, 2012. Convertible securities participated in the strength of underlying equities during the period’s market rallies while also providing downside protection during stock retreats, and the fund returned 4.42%. The fund’s blended benchmark—70% Bank of America Merrill Lynch All US Convertibles Index,

30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged)—returned 3.78%.

The Convertible Securities Fund’s investment strategy is to create a highly diversified global portfolio. The fund emphasizes investments in convertible bonds with relatively near-term maturities or put dates. It also focuses on “balanced” convertibles—securities with reasonable

Major portfolio changes
Six Months Ended May 31, 2012

Additions	Comments
Omnicare Inc.	Attractive convertible with improving equity potential.
(3.75% convertible note due 4/1/42)
Salix Pharmaceuticals Ltd.	Very attractive convertible with excellent upside/
(1.5% convertible note due 3/15/19)	downside profile.
Stone Energy Corp.	Attractive long-term investment in the oil and gas industry.
(1.75% convertible note due 3/1/17)
priceline.com	New-issue convertible with high credit quality, above-average
(1% convertible note due 3/15/18)	growth equity potential.
Olam International Ltd.	Increased investment in this balanced convertible with exposure
(6% convertible note due 10/15/16)	to attractively priced stock.
African Minerals Ltd.	Balanced convertible with exposure to an attractive stock.
(8.5% convertible note due 2/10/17)	Chinese state-owned enterprise recently invested $1.5 billion for a 25% stake in its mines.

Reductions	Comments
Alliance Data Systems Corp.	Sold all after substantial appreciation, with convertible becoming
(1.75% convertible note due 8/1/13)	a pure equity substitute.
SBA Communications Corp.	Substantially reduced after rapid appreciation, and bonds mature
(1.875% convertible note due 5/1/13)	in one year.
SunPower Corp.	Sold after convertible developed a very high conversion premium.
(4.5% convertible note due 3/15/15)
Electronic Arts Inc.	Sold after company fundamentals weakened and the convertible
(0.75% convertible note due 7/15/16)	note became less attractive.
Nidec Corp.	Reduced weighting because the convertible had minimal
(0% convertible note due 9/18/15)	sensitivity to a rise in the underlying stock.
Seadrill Ltd.	Reduced exposure because the convertible had appreciated and
(3.375% convertible note due 10/27/17)	provides less protection if the underlying shares decline.

yields and stable credit quality along with good call protection and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. In addition, the fund underweights riskier, yet potentially higher-return, convertible preferred shares. We do, however, consider them part of our investable universe and make some use of them. It is important to note that the fund does not invest in common stocks or nonconvertible debt. We do not attempt to time the market and therefore are fully invested, holding only a small amount of cash for potential investments. With careful security selection, we believe that a portfolio of attractive convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods of time.

The investment environment
Vibrant equity and credit markets in late 2011 and the first months of 2012 provided a favorable environment for convertibles. Stock markets advanced strongly, and credit spreads tightened in global bond markets. Convertibles were able to capture nearly all of the return of their underlying stocks, most of which performed well through the first quarter of 2012. Equity markets were weaker in April, and this weakness accelerated in May, when the Standard & Poor’s 500 Index fell about 6% for the month. Convertibles provided a strong measure of downside protection during this decline, limiting their losses, and demand for them remained high throughout the six months.

New issuance of convertible securities was lackluster in the United States but stronger in other markets. The most notable issue came from priceline.com, which was purchased for the fund and performed well in the secondary market. Global primary market proceeds declined late in the period as equities became more volatile and the market entered its slower summer months.

In late 2011 and early 2012, equity markets produced strong returns amid dramatically lower volatility. This was in sharp contrast to the second half of 2011, when very large daily moves were the norm. Volatility returned in April and May 2012, although not at 2011 levels.

We were reasonably active during the early months of 2012 and acquired several new names for the portfolio, either from the new issue calendar or new secondary market trades. Because of the purchase opportunities we saw, we were sellers of both our bond-like convertibles with relatively high conversion premiums and, as usual, our highly appreciated, equity-substitute convertibles.

Our successes
Homebuilders and convertibles with exposure to construction and housing performed especially well during the period. The big winner here was Lennar, one of the fund’s largest holdings. Additional standouts appeared in pharmaceutical and health care, as well as in technology. Top individual drivers of performance over the six months were convertibles from SBA Communications, Gilead Sciences, Energy XXI Bermuda, and ON Semiconductor. Because of their issues’ above-average appreciation, we have recently reduced our exposure to Lennar and SBA Communications. We are pleased to report that there were no credit issues or defaults in the portfolio.

Our shortfalls
No companies underperformed materially during the period, although some natural resources and energy firms detracted on a relative basis. Many natural resource companies are lagging because of weaker-than-expected growth in China, which will probably lead to lower demand and lower prices for various commodities. Positions in the coal and oil and gas sectors hurt fund performance, as those industries suffered a general decline during the six months. Specific detractors included SanDisk, James River Coal, and Chesapeake Energy. We are maintaining our exposure to SanDisk but have eliminated all our coal investments and reduced our exposure to Chesapeake Energy.

The fund’s positioning
The portfolio remains fully invested, approximately 89% in convertible bonds and 11% in convertible preferreds. About 16% of the fund is invested in non-U.S. securities, as we continue to ramp up to the target allocation of 30%. The portfolio is well-positioned, with an attractive current yield of 3.4% and an average credit quality of Ba3/BB–.

Our near-term outlook is relatively positive, despite the recent weakness and increased volatility in equity markets. The convertible market remains strong as investors continue to allocate funds to holdings that offer a reasonable current yield, equity upside potential, and a buffer against a significant equity correction. While we could tread water over the near term, we know that most of our companies are doing better than they were several quarters ago, and we believe the U.S. economy continues to improve. However, macroeconomic risk remains high, with renewed uncertainty in the Eurozone, rising tension in the Middle East, and a slowing Chinese economy.

We have been encouraged by attractive pricing on new convertible bonds during the past few months, and we anticipate some more select opportunities going forward. As the market remains volatile, we also expect new opportunities to open up in the secondary market, and we are seeing more attractive investments as a result of the recent equity market decline.

Larry W. Keele, CFA Principal and Founder

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Oaktree Capital Management, L.P.

June 19, 2012

Convertible Securities Fund

Fund Profile
As of May 31, 2012

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	205
30-Day SEC yield	3.38%
Conversion Premium	50.8%
Average Weighted Maturity	5.1 years
Average Coupon	2.9%
Average Duration	4.4 years
Foreign Holdings	17.2%
Turnover Rate (Annualized)	85%
Expense Ratio[1]	0.59%
Short-Term Reserves	1.6%

Distribution by Maturity (% of fixed income
portfolio)
Under 1 Year	3.4%
1 - 5 Years	62.6
5 - 10 Years	28.7
10 - 20 Years	0.8
20 - 30 Years	4.5

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.1%
AA	0.3
A	4.6
BBB	6.7
BB	19.3
B	13.4
Not Rated	55.6

For information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ
	Conv.	U.S. Total
	Comp.	Market
	Index	Index
R-Squared	0.97	0.91
Beta	1.10	0.73

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Gilead Sciences Inc.	Biotechnology	2.6%
Micron Technology Inc.	Semiconductors	2.3
MGM Resorts
International	Casinos & Gaming	2.1
priceline.com Inc.	Internet Retail	2.1
Omnicare Inc.	Health Care
	Services	1.9
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	1.9
Hologic Inc.	Health Care
	Equipment	1.8
United States Steel
Corp.	Steel	1.8
Nuance	Application
Communications Inc.	Software	1.7
Cemex SAB de CV	Cement	1.7
Top Ten		19.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2012, the annualized expense ratio was 0.38%.

Convertible Securities Fund

Sector Diversification (% of market
exposure)
Consumer
Discretionary	12.8%
Consumer Staples	1.7
Energy	9.3
Financials	15.8
Health Care	20.4
Industrials	10.6
Information
Technology	20.8
Materials	7.0
Telecommunication
Services	1.0
Utilities	0.6

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2001, Through May 31, 2012

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

Note: For 2012, performance data reflect the six months ended May 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	-2.98%	5.32%	3.77%	4.05%	7.82%

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value
	Coupon	Date Currency		(000)	($000)
Convertible Bonds (85.9%)
Consumer Discretionary (10.1%)
Aegis Group Capital Jersey Ltd. Cvt.	2.500%	4/20/15	GBP	3,100	5,557
1 Gaylord Entertainment Co. Cvt.	3.750%	10/1/14	USD	3,240	4,779
1 Goldman Sachs Group Inc. Cvt.
(Convertible into Ford Motor Co.)	0.250%	2/28/17	USD	21,785	18,005
Group 1 Automotive Inc. Cvt.	2.250%	6/15/36	USD	2,375	2,541
Hengdeli Holdings Ltd. Cvt.	2.500%	10/20/15	HKD	22,000	2,700
Intime Department Store Group Co. Ltd. Cvt.	1.750%	10/27/13	HKD	19,000	2,444
1 Lennar Corp. Cvt.	2.000%	12/1/20	USD	7,625	8,912
1 Lennar Corp. Cvt.	2.750%	12/15/20	USD	2,905	4,063
Liberty Interactive LLC Cvt.	3.125%	3/30/23	USD	11,880	13,484
MGM Resorts International Cvt.	4.250%	4/15/15	USD	34,840	34,448
Newford Capital Ltd. Cvt.	0.000%	5/12/16	USD	5,700	5,237
Nokian Renkaat OYJ Cvt.	0.000%	6/27/14	EUR	3,100	4,408
Power Regal Group Ltd. Cvt.	2.250%	6/2/14	HKD	19,180	2,820
1 priceline.com Inc. Cvt.	1.000%	3/15/18	USD	33,360	34,319
Ryland Group Inc. Cvt.	1.625%	5/15/18	USD	9,670	9,791
Sekisui House Ltd. Cvt.	0.000%	7/5/16	JPY	150,000	1,907
Steinhoff Finance Holding GmbH Cvt.	4.500%	3/31/18	EUR	200	227
Steinhoff Finance Holding GmbH Cvt.	5.000%	5/22/16	EUR	3,500	4,386
TUI Travel PLC Cvt.	4.900%	4/27/17	GBP	1,900	2,577
TUI Travel PLC Cvt.	6.000%	10/5/14	GBP	200	290
					162,895
Consumer Staples (1.6%)
Aeon Co. Ltd. Cvt.	0.300%	11/22/13	JPY	107,000	1,489
Glory River Holdings Ltd. Cvt.	1.000%	7/29/15	HKD	24,100	3,060
Marine Harvest ASA Cvt.	4.500%	2/23/15	EUR	700	784
Olam International Ltd. Cvt.	6.000%	10/15/16	USD	4,500	4,460
Pescanova SA Cvt.	5.125%	4/20/17	EUR	1,850	1,987
Pescanova SA Cvt.	6.750%	3/5/15	EUR	2,050	2,528
San Miguel Corp. Cvt.	2.000%	5/5/14	USD	5,400	5,516
Unicharm Corp. Cvt.	0.000%	9/24/15	JPY	310,000	4,560
Wilmar International Ltd. Cvt.	0.000%	12/18/12	USD	2,000	2,312
					26,696
Energy (5.6%)
BPZ Resources Inc. Cvt.	6.500%	3/1/15	USD	9,035	7,702
Cie Generale de Geophysique - Veritas Cvt.	1.750%	1/1/16	EUR	2,060	2,586

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date Currency		(000)	($000)
1 Endeavour International Corp. Cvt.	5.500%	7/15/16	USD	7,960	7,084
Helix Energy Solutions Group Inc. Cvt.	3.250%	3/15/32	USD	17,385	18,233
Lukoil International Finance BV Cvt.	2.625%	6/16/15	USD	5,300	5,414
Newpark Resources Inc. Cvt.	4.000%	10/1/17	USD	254	239
Paladin Energy Ltd. Cvt.	3.625%	11/4/15	USD	5,117	3,991
Pembina Pipeline Corp. Cvt.	5.750%	12/31/18	CAD	570	585
Pembina Pipeline Corp. Cvt.	5.750%	11/30/20	CAD	185	191
1 Petroleum Development Corp. Cvt.	3.250%	5/15/16	USD	6,820	6,309
Petrominerales Ltd. Cvt.	2.625%	8/25/16	USD	3,000	2,850
Progress Energy Resources Corp. Cvt.	5.250%	10/31/14	CAD	3,467	3,357
Seadrill Ltd. Cvt.	3.375%	10/27/17	USD	2,300	2,661
1 Stone Energy Corp. Cvt.	1.750%	3/1/17	USD	21,775	19,761
Subsea 7 SA Cvt.	2.250%	10/11/13	USD	3,500	3,749
Technip SA Cvt.	0.500%	1/1/16	EUR	831	1,144
TMK Bonds SA Cvt.	5.250%	2/11/15	USD	4,100	4,016
					89,872
Financials (12.5%)
1 American Equity Investment Life
Holding Co. Cvt.	3.500%	9/15/15	USD	15,465	16,548
1 American Equity Investment Life
Holding Co. Cvt.	5.250%	12/6/29	USD	3,277	4,104
1 Amtrust Financial Services Inc. Cvt.	5.500%	12/15/21	USD	9,645	11,019
Annaly Capital Management Inc. Cvt.	4.000%	2/15/15	USD	5,105	6,113
Annaly Capital Management Inc. Cvt.	5.000%	5/15/15	USD	10,800	10,503
BES Finance Ltd. Cvt.	1.625%	4/15/13	USD	5,600	4,984
1 BioMed Realty LP Cvt.	3.750%	1/15/30	USD	5,915	6,758
CapitaLand Ltd. Cvt.	2.875%	9/3/16	SGD	4,750	3,532
China Overseas Grand Oceans Finance
Cayman Ltd. Cvt.	2.000%	3/21/17	HKD	17,000	2,229
DFC Global Corp. Cvt.	3.000%	4/1/28	USD	9,441	10,243
1 DFC Global Corp. Cvt.	3.250%	4/15/17	USD	13,525	13,897
1 Fidelity National Financial Inc. Cvt.	4.250%	8/15/18	USD	9,600	10,584
Fonciere Des Regions Cvt.	3.340%	1/1/17	EUR	3,453	3,844
1 Forest City Enterprises Inc. Cvt.	4.250%	8/15/18	USD	22,427	21,446
Graubuendner Kantonalbank Cvt.	2.000%	5/8/14	CHF	4,390	4,655
1 Host Hotels & Resorts LP Cvt.	2.500%	10/15/29	USD	15,360	19,584
Industrivarden AB Cvt.	1.875%	2/27/17	EUR	1,350	1,630
Industrivarden AB Cvt.	2.500%	2/27/15	EUR	1,950	2,637
KFW Cvt.	1.500%	7/30/14	EUR	1,200	1,669
Knight Capital Group Inc. Cvt.	3.500%	3/15/15	USD	7,525	7,158
1 NorthStar Realty Finance LP Cvt.	7.500%	3/15/31	USD	12,110	12,276
Old Republic International Corp. Cvt.	3.750%	3/15/18	USD	8,515	8,291
ORIX Corp. Cvt.	1.000%	3/31/14	JPY	275,000	3,904
QBE Funding Trust Cvt.	0.000%	5/12/30	USD	2,955	1,862
Sherson Ltd. Cvt.	0.000%	6/4/14	HKD	36,750	5,457
Shui On Land Ltd. Cvt.	4.500%	9/29/15	CNY	4,000	606
1 SL Green Operating Partnership LP Cvt.	3.000%	10/15/17	USD	2,480	2,734
Wereldhave NV Cvt.	2.875%	11/18/15	EUR	2,850	3,438
					201,705
Health Care (18.0%)
1 Accuray Inc. Cvt.	3.750%	8/1/16	USD	2,150	2,053
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	19,895	17,955
Chemed Corp. Cvt.	1.875%	5/15/14	USD	8,955	8,709
Gilead Sciences Inc. Cvt.	1.625%	5/1/16	USD	32,720	41,841

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date Currency		(000)	($000)
Hologic Inc. Cvt.	2.000%	12/15/37	USD	15,205	15,471
Hologic Inc. Cvt.	2.000%	3/1/42	USD	14,180	12,833
1 Illumina Inc. Cvt.	0.250%	3/15/16	USD	2,305	2,083
Insulet Corp. Cvt.	3.750%	6/15/16	USD	4,839	5,063
1 Integra LifeSciences Holdings Corp. Cvt.	1.625%	12/15/16	USD	13,193	12,451
LifePoint Hospitals Inc. Cvt.	3.500%	5/15/14	USD	13,784	14,060
Medicis Pharmaceutical Corp. Cvt.	1.375%	6/1/17	USD	14,255	14,380
Medivation Inc. Cvt.	2.625%	4/1/17	USD	3,775	4,322
Molina Healthcare Inc. Cvt.	3.750%	10/1/14	USD	7,375	8,297
Omnicare Inc. Cvt.	3.750%	4/1/42	USD	33,729	31,157
Onyx Pharmaceuticals Inc. Cvt.	4.000%	8/15/16	USD	8,787	12,203
Orpea Cvt.	3.875%	1/1/16	EUR	1,559	1,914
1 PSS World Medical Inc. Cvt.	3.125%	8/1/14	USD	9,875	11,381
Qiagen Euro Finance SA Cvt.	3.250%	5/16/26	USD	3,500	3,907
1 Salix Pharmaceuticals Ltd. Cvt.	1.500%	3/15/19	USD	24,770	25,668
Salix Pharmaceuticals Ltd. Cvt.	2.750%	5/15/15	USD	3,437	4,511
Sawai Pharmaceutical Co. Ltd. Cvt.	0.000%	9/17/15	JPY	145,000	1,950
Teleflex Inc. Cvt.	3.875%	8/1/17	USD	8,990	10,372
1 United Therapeutics Corp. Cvt.	1.000%	9/15/16	USD	16,605	18,535
Volcano Corp. Cvt.	2.875%	9/1/15	USD	7,655	9,177
					290,293
Industrials (9.7%)
Abengoa SA Cvt.	4.500%	2/3/17	EUR	2,150	2,193
1 Air Lease Corp. Cvt.	3.875%	12/1/18	USD	20,335	20,818
Asahi Glass Co. Ltd. Cvt.	0.000%	11/14/14	JPY	185,000	2,330
Avis Budget Group Inc. Cvt.	3.500%	10/1/14	USD	13,300	15,943
1 Barnes Group Inc. Cvt.	3.375%	3/15/27	USD	1,885	1,989
Barnes Group Inc. Cvt.	3.375%	3/15/27	USD	7,740	8,166
1 CBIZ Inc. Cvt.	4.875%	10/1/15	USD	2,435	2,447
Chart Industries Inc. Cvt.	2.000%	8/1/18	USD	9,560	11,114
Covanta Holding Corp. Cvt.	3.250%	6/1/14	USD	20,635	23,034
1 Greenbrier Cos. Inc. Cvt.	3.500%	4/1/18	USD	17,000	14,153
1 Kaman Corp. Cvt.	3.250%	11/15/17	USD	5,380	5,931
Kloeckner & Co. Financial Services SA Cvt.	2.500%	12/22/17	EUR	3,300	3,470
Larsen & Toubro Ltd. Cvt.	3.500%	10/22/14	USD	2,600	2,523
1 Lufthansa Malta Blues LP Cvt.	0.750%	4/5/17	EUR	1,388	1,741
Misarte Cvt.	3.250%	1/1/16	EUR	2,842	3,757
Navistar International Corp. Cvt.	3.000%	10/15/14	USD	1,970	1,916
Nexans SA Cvt.	4.000%	1/1/16	EUR	2,485	3,150
Nidec Corp. Cvt.	0.000%	9/18/15	JPY	100,000	1,273
PB Issuer No 2 Ltd. Cvt.	1.750%	4/12/16	USD	2,810	2,543
Russel Metals Inc. Cvt.	7.750%	9/30/16	CAD	3,325	3,779
SGL Carbon SE Cvt.	0.750%	5/16/13	EUR	1,750	2,195
SM Investments Corp. Cvt.	1.625%	2/15/17	USD	2,600	2,567
Societa Iniziative Autostradali e Servizi SPA Cvt.	2.625%	6/30/17	EUR	1,878	2,044
Tem SAS Cvt.	4.250%	1/1/15	EUR	1,758	2,219
1 Titan Machinery Inc. Cvt.	3.750%	5/1/19	USD	7,545	7,620
Wabash National Corp. Cvt.	3.375%	5/1/18	USD	7,255	7,036
					155,951
Information Technology (20.2%)
1 3D Systems Corp. Cvt.	5.500%	12/15/16	USD	5,495	8,201
Atos Cvt.	2.500%	1/1/16	EUR	2,466	3,561
AU Optronics Corp. Cvt.	0.000%	10/13/15	USD	3,200	2,496
1 BroadSoft Inc. Cvt.	1.500%	7/1/18	USD	7,695	7,253

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value
		Coupon	Date Currency		(000)	($000)
	Cap Gemini SA Cvt.	3.500%	1/1/14	EUR	1,402	1,878
1	Ciena Corp. Cvt.	3.750%	10/15/18	USD	15,715	15,931
	Comtech Telecommunications Corp. Cvt.	3.000%	5/1/29	USD	8,815	9,476
1	Concur Technologies Inc. Cvt.	2.500%	4/15/15	USD	9,335	12,381
1	CSG Systems International Inc. Cvt.	3.000%	3/1/17	USD	5,410	5,417
1	DealerTrack Holdings Inc. Cvt.	1.500%	3/15/17	USD	7,120	7,218
	Econocom Group Cvt.	4.000%	6/1/16	EUR	1,946	2,421
	Hanwha SolarOne Co. Ltd. Cvt.	3.500%	1/15/18	USD	1,953	1,172
	Hon Hai Precision Industry Co. Ltd. Cvt.	0.000%	10/12/13	USD	100	98
	Ingenico Cvt.	2.750%	1/1/17	EUR	1,256	1,843
	Intel Corp. Cvt.	2.950%	12/15/35	USD	5,745	6,363
	Intel Corp. Cvt.	3.250%	8/1/39	USD	9,364	12,290
	Ixia Cvt.	3.000%	12/15/15	USD	8,320	8,216
	Lam Research Corp. Cvt.	0.500%	5/15/16	USD	8,965	8,685
	Lam Research Corp. Cvt.	1.250%	5/15/18	USD	12,205	12,098
	Linear Technology Corp. Cvt.	3.000%	5/1/27	USD	6,850	7,004
	Mentor Graphics Corp. Cvt.	4.000%	4/1/31	USD	13,740	14,358
1	Micron Technology Inc. Cvt.	1.500%	8/1/31	USD	16,860	14,500
	Micron Technology Inc. Cvt.	1.875%	6/1/27	USD	9,869	8,438
1	Micron Technology Inc. Cvt.	1.875%	8/1/31	USD	3,660	3,143
1	Micron Technology Inc. Cvt.	3.125%	5/1/32	USD	13,290	11,811
	Neopost SA Cvt.	3.750%	2/1/15	EUR	2,845	3,587
	NetApp Inc. Cvt.	1.750%	6/1/13	USD	7,935	8,768
1	Nuance Communications Inc. Cvt.	2.750%	11/1/31	USD	26,300	27,385
	ON Semiconductor Corp. Cvt.	2.625%	12/15/26	USD	22,217	23,189
1	Photronics Inc. Cvt.	3.250%	4/1/16	USD	1,035	1,009
	Rovi Corp. Cvt.	2.625%	2/15/40	USD	5,731	5,609
	SanDisk Corp. Cvt.	1.500%	8/15/17	USD	26,970	26,835
1	Take-Two Interactive Software Inc. Cvt.	1.750%	12/1/16	USD	10,785	10,084
1	TIBCO Software Inc. Cvt.	2.250%	5/1/32	USD	18,775	17,766
	TTM Technologies Inc. Cvt.	3.250%	5/15/15	USD	4,196	4,233
	VeriSign Inc. Cvt.	3.250%	8/15/37	USD	491	620
1	Vishay Intertechnology Inc. Cvt.	2.250%	11/15/40	USD	2,875	2,641
1	Vishay Intertechnology Inc. Cvt.	2.250%	5/15/41	USD	10,745	8,381
						326,359
Materials (6.8%)
	African Minerals Ltd. Cvt.	8.500%	2/10/17	USD	2,000	1,950
	AngloGold Ashanti Holdings Finance plc Cvt.	3.500%	5/22/14	USD	2,300	2,461
	Aquarius Platinum Ltd. Cvt.	4.000%	12/18/15	USD	2,400	1,688
	ArcelorMittal Cvt.	5.000%	5/15/14	USD	1,295	1,329
	Cemex SAB de CV Cvt.	3.250%	3/15/16	USD	10,729	7,644
	Cemex SAB de CV Cvt.	4.875%	3/15/15	USD	26,799	19,429
	Glencore Finance Europe SA Cvt.	5.000%	12/31/14	USD	1,400	1,618
	Goldcorp Inc. Cvt.	2.000%	8/1/14	USD	1,085	1,217
	Kaiser Aluminum Corp. Cvt.	4.500%	4/1/15	USD	8,605	10,409
	Petropavlovsk 2010 Ltd. Cvt.	4.000%	2/18/15	USD	3,100	2,570
	RTI International Metals Inc. Cvt.	3.000%	12/1/15	USD	11,885	11,543
	Salzgitter Finance BV Cvt.	1.125%	10/6/16	EUR	200	232
	Salzgitter Finance BV Cvt.	2.000%	11/8/17	EUR	2,650	3,346
[1,2]	ShengdaTech Inc. Cvt.	6.500%	12/15/15	USD	305	21
	Steel Dynamics Inc. Cvt.	5.125%	6/15/14	USD	8,841	9,195
	Tata Steel Ltd. Cvt.	4.500%	11/21/14	USD	3,531	3,351
	United States Steel Corp. Cvt.	4.000%	5/15/14	USD	28,085	28,296
	Welspun Corp. Ltd. Cvt.	4.500%	10/17/14	USD	2,700	2,282

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date Currency		(000)	($000)
Western Areas NL Cvt.	6.375%	7/2/14	AUD	1,185	1,121
Western Areas NL Cvt.	6.400%	7/2/15	AUD	500	483
					110,185
Telecommunication Services (0.9%)
Billion Express Investments Ltd. Cvt.	0.750%	10/18/15	USD	4,800	4,807
Inmarsat PLC Cvt.	1.750%	11/16/17	USD	1,300	1,547
Portugal Telecom International Finance BV Cvt.	4.125%	8/28/14	EUR	1,450	1,636
SBA Communications Corp. Cvt.	1.875%	5/1/13	USD	3,177	4,031
SK Telecom Co. Ltd. Cvt.	1.750%	4/7/14	USD	2,961	2,998
					15,019
Utilities (0.5%)
Tata Power Co. Ltd. Cvt.	1.750%	11/21/14	USD	2,700	2,560
YTL Corp. Finance Labuan Ltd. Cvt.	1.875%	3/18/15	USD	5,800	6,191
					8,751
Total Convertible Bonds (Cost $1,417,125)					1,387,726

				Shares
Convertible Preferred Stocks (10.9%)
Consumer Discretionary (2.3%)
General Motors Co. Pfd.	4.750%			599,100	22,054
Interpublic Group of Cos. Inc. Pfd.	5.250%			15,740	15,701
					37,755
Energy (3.4%)
Apache Corp. Pfd.	6.000%			211,300	10,129
1 Chesapeake Energy Corp. Pfd.	5.750%			9,090	7,522
Energy XXI Bermuda Ltd. Pfd.	5.625%			49,610	16,757
Goodrich Petroleum Corp. Pfd.	5.375%			358,000	12,754
SandRidge Energy Inc. Pfd.	8.500%			78,620	8,196
					55,358
Financials (2.8%)
Entertainment Properties Trust Pfd.	5.750%			190,300	3,613
Fifth Third Bancorp Pfd.	8.500%			90,350	12,299
Health Care REIT Inc. Pfd.	6.500%			190,133	10,196
MetLife Inc. Pfd.	5.000%			187,900	11,022
Wintrust Financial Corp. Pfd.	5.000%			7,530	7,493
					44,623
Health Care (1.8%)
HealthSouth Corp. Pfd.	6.500%			16,430	16,060
Omnicare Capital Trust II Pfd.	4.000%			275,500	12,294
					28,354
Industrials (0.6%)
Continental Airlines Finance Trust II Pfd.	6.000%			112,030	4,033
Stanley Black & Decker Inc. Pfd.	4.750%			46,480	5,378
					9,411
Total Convertible Preferred Stocks (Cost $173,384)					175,501

Convertible Securities Fund

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
3 Vanguard Market Liquidity Fund
(Cost $26,111)	0.148%	26,111,000	26,111
Total Investments (98.4%) (Cost $1,616,620)			1,589,338
Other Assets and Liabilities (1.6%)
Other Assets			42,012
Liabilities			(16,786)
			25,226
Net Assets (100%)
Applicable to 132,337,489 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,614,564
Net Asset Value Per Share			$12.20

At May 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,602,615
Undistributed Net Investment Income	17,248
Accumulated Net Realized Gains	16,665
Unrealized Appreciation (Depreciation)
Investment Securities	(27,282)
Forward Currency Contracts	5,516
Foreign Currencies	(198)
Net Assets	1,614,564

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the aggregate value of these securities was $509,716,000, representing 31.6% of net assets.
2 Non-income-producing security--interest payments in default.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
AUD—Australian dollars.
CAD—Canadian dollars.
CHF—Swiss francs.
CNY—Chinese Yuan.
EUR—Euro.
GBP—British pounds.
HKD—Hong Kong dollars.
JPY—Japanese Yen.
SGD—Singapore dollars.
USD—United States dollars.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Six Months Ended
May 31, 2012
($000)
Investment Income
Income
Dividends	5,337
Interest[1,2]	27,082
Total Income	32,419
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,899
Performance Adjustment	(1,494)
The Vanguard Group—Note C
Management and Administrative	1,675
Marketing and Distribution	168
Custodian Fees	27
Shareholders’ Reports	7
Trustees’ Fees and Expenses	2
Total Expenses	3,284
Net Investment Income	29,135
Realized Net Gain (Loss)
Investment Securities Sold	22,855
Foreign Currencies and Forward Currency Contracts	3,961
Realized Net Gain (Loss)	26,816
Change in Unrealized Appreciation (Depreciation)
Investment Securities	15,273
Foreign Currencies and Forward Currency Contracts	3,485
Change in Unrealized Appreciation (Depreciation)	18,758
Net Increase (Decrease) in Net Assets Resulting from Operations	74,709

1 Interest income is net of foreign withholding taxes of $11,000.
2 Interest income from an affiliated company of the fund was $23,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,135	65,989
Realized Net Gain (Loss)	26,816	50,338
Change in Unrealized Appreciation (Depreciation)	18,758	(189,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,709	(73,489)
Distributions
Net Investment Income	(36,581)	(68,040)
Realized Capital Gain[1]	(24,089)	(121,860)
Total Distributions	(60,670)	(189,900)
Capital Share Transactions
Issued	97,050	538,457
Issued in Lieu of Cash Distributions	53,010	166,796
Redeemed[2]	(229,960)	(494,030)
Net Increase (Decrease) from Capital Share Transactions	(79,900)	211,223
Total Increase (Decrease)	(65,861)	(52,166)
Net Assets
Beginning of Period	1,680,425	1,732,591
End of Period[3]	1,614,564	1,680,425

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $3,130,000 and $71,840,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2012 and 2011 of $174,000 and $945,000, respectively.
3 Net Assets—End of Period includes undistributed net investment income of $17,248,000 and $16,842,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.12	$13.85	$12.12	$8.86	$14.95	$14.81
Investment Operations
Net Investment Income	.217	.451	.555	.475	.401	.420
Net Realized and Unrealized Gain (Loss)
on Investments	.309	(.752)	1.742	3.211	(5.170)	1.250
Total from Investment Operations	.526	(.301)	2.297	3.686	(4.769)	1.670
Distributions
Dividends from Net Investment Income	(.269)	(.474)	(.567)	(.426)	(.501)	(.510)
Distributions from Realized Capital Gains	(.177)	(.955)	—	—	(.820)	(1.020)
Total Distributions	(.446)	(1.429)	(.567)	(.426)	(1.321)	(1.530)
Net Asset Value, End of Period	$12.20	$12.12	$13.85	$12.12	$8.86	$14.95

Total Return[1]	4.42%	-2.89%	19.39%	42.55%	-34.81%	12.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,615	$1,680	$1,733	$1,715	$716	$872
Ratio of Total Expenses to
Average Net Assets[2]	0.38%	0.59%	0.68%	0.72%	0.71%	0.77%
Ratio of Net Investment Income to
Average Net Assets	3.41%	3.36%	4.08%	4.65%	3.28%	2.83%
Portfolio Turnover Rate	85%	90%	103%	103%	77%	116%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.17%), 0.03%, 0.12%, 0.12%, 0.15%, and 0.16%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Convertible Securities Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and for the period ended May 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in-capital.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Bank of America Merrill Lynch All US Convertibles Index (previously Merrill Lynch All Convertibles-All Qualities Index) for periods prior to March 1, 2011, and a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter. The benchmark change will be fully phased in by February 2014.

For the six months ended May 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $1,494,000 (0.17%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2012, the fund had contributed capital of $250,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Convertible Securities Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,387,726	—
Convertible Preferred Stocks	175,501	—	—
Temporary Cash Investments	26,111	—	—
Forward Currency Contracts—Assets	—	6,027	—
Forward Currency Contracts—Liabilities	—	(511)	—
Total	201,612	1,393,242	—

E. At May 31, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/19/12	USD	77,488	EUR	62,650	4,793
UBS AG	7/19/12	USD	19,079	HKD	148,050	5
UBS AG	7/19/12	USD	18,031	JPY	1,413,105	(511)
UBS AG	7/19/12	USD	8,963	GBP	5,825	314
UBS AG	7/19/12	USD	8,120	CAD	8,420	381
UBS AG	7/19/12	USD	4,759	CHF	4,620	296
UBS AG	7/19/12	USD	3,628	SGD	4,675	120
UBS AG	7/19/12	USD	1,748	AUD	1,810	118
						5,516

AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss Franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
SGD—Singapore dollar.
USD—U.S. dollar.

Convertible Securities Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2012, the fund realized net foreign currency losses of $69,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2012, the fund realized gains of $91,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the six months ended May 31, 2012, the fund realized net gains of $8,153,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2012, the cost of investment securities for tax purposes was $1,616,284,000. Net unrealized depreciation of investment securities for tax purposes was $26,946,000, consisting of unrealized gains of $72,712,000 on securities that had risen in value since their purchase and $99,658,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2012, the fund purchased $698,257,000 of investment securities and sold $790,347,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2012	November 30, 2011
	Shares	Shares
	(000)	(000)
Issued	7,735	39,245
Issued in Lieu of Cash Distributions	4,418	12,534
Redeemed	(18,462)	(38,263)
Net Increase (Decrease) in Shares Outstanding	(6,309)	13,516

I. In preparing the financial statements as of May 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2011	5/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,044.20	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.10	1.92

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Convertible Securities Fund has approved the fund’s investment advisory agreement with Oaktree Capital Management, L.P. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Oaktree, founded in 1995, specializes in managing convertible securities. The advisor uses a bottom-up investment approach to select convertible securities that it believes have the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. For this report, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from S&P.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
Independent Trustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q822 072012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2012

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 25, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.